UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 21, 2015

IDdriven, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-197094	46-4724127
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

(415) 226-7773
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On December 28, 2015, IDdriven, Inc. (formerly TiXfi, Inc.)  (“we" "us" or "our") filed a Current Report on Form 8-K (the “Form 8-K”) related to a Share Exchange Agreement we entered into with Insight Innovators, B.V., a Dutch corporation ("Insight Innovators") on December 21, 2015. This Amendment No. 1 to the Form 8-K is filed to provide the financial statements and other information required under Item 9.01 of the Form 8-K.

Item 9.01. Financial Statements and Exhibits.

a)             Financial Statements of Business Acquired.

The Audited Financial Statements of Insight Innovators, B.V. as of December 31, 2014 and 2013 and the Unaudited Financial Statements for the nine months ended September 30, 2015 and 2014 are filed as Exhibit 99.1 to this Amendment No. 1 of this current report and are incorporated herein by reference.

(b)           Pro Forma Financial Information.
The unaudited pro forma condensed combined balance sheet as of November 30, 2015 and September 30, 2015 of IDdriven, Inc. and Insight Innovators, B.V., respectively and unaudited pro forma condensed combined statements of operations for the period ended November 30, 2015 for IDdriven, Inc. and for the period ended September 30, 2015 for Insight Innovators  to give effect to the acquisition of Insight Innovators, B.V. are filed as Exhibit 99.2 to this Amendment No. 1 of this current report and are incorporated herein by reference.

Exhibit No.	Description of Exhibit

2.1
Share Exchange Agreement dated as of December 21, 2015 by and among TiXFi, Inc., Paula Martin,  Insight Innovators, Inc. and its shareholders (Incorporated by reference to Exhibit 2.1 to the Company’s current report on Form 8-K as filed with the SEC on December 28, 2015).

3.1	Certificate of Designation of Series A Preferred Stock (Incorporated by reference to Exhibit 3.1 to the Company’s current report on Form 8-K as filed with the SEC on December 28, 2015).
4.1
Convertible Promissory Note between TiXFI, INC. and Susanna Forest dated December 21, 2015 Certificate of Designation of Series A Preferred Stock (Incorporated by reference to Exhibit 4.1 to the Company’s current report on Form 8-K as filed with the SEC on December 28, 2015)..

10.1
Stock Redemption Agreement dated as of December 21, 2015, by and between TiXFi, Inc. and Paula Martin (Incorporated by reference to Exhibit 10.1 to the Company’s current report on Form 8-K as filed with the SEC on December 28, 2015).

10.2
Spin-Off Agreement dated as of December 21, 2015, by and between TiXFi, Inc. and Paula Martin (Incorporated by reference to Exhibit 10.21 to the Company’s current report on Form 8-K as filed with the SEC on December 28, 2015).

10.3
Series A Preferred Stock Securities Purchase Agreement dated as of December 21, 2015, by and between TiXFi, Inc. and buyers identified on the signature pages to such agreement (Incorporated by reference to Exhibit 10.3 to the Company’s current report on Form 8-K as filed with the SEC on December 28, 2015).

10.4
10% Convertible Note Securities Purchase Agreement dated as of December 21, 2015, by and between TiXFi, Inc. and Susanna Forest (Incorporated by reference to Exhibit 10.4 to the Company’s current report on Form 8-K as filed with the SEC on December 28, 2015).

10.5
Consulting Services Agreement entered into as of December 21, 2015 by and between TiXFi, Inc. and Newbridge Financial Services, Inc. (Incorporated by reference to Exhibit 10.5 to the Company’s current report on Form 8-K as filed with the SEC on December 28, 2015).

10.6+
Employment Agreement between TiXFi, Inc. and Arend Dirk Vereij dated as of December 21, 2015 (Incorporated by reference to Exhibit 10.6 to the Company’s current report on Form 8-K as filed with the SEC on December 28, 2015).

10.7+
Employment Agreement between TiXFi, Inc. and Geurt van Wijk dated as of December 21, 2015 (Incorporated by reference to Exhibit 10.7 to the Company’s current report on Form 8-K as filed with the SEC on December 28, 2015).

10.8+
Employment Agreement between TiXFi, Inc. and Remy de Vries dated as of December 21, 2015 (Incorporated by reference to Exhibit 10.8 to the Company’s current report on Form 8-K as filed with the SEC on December 28, 2015).

99.1*
Audited Financial Statements of Insight Innovators, B.V. as of December 31, 2014 and 2013 and Unaudited Financial Statements of Insight Innovators, B.V. for the nine months ended September 30, 2015 and 2014 .

99.2*
The unaudited pro forma condensed combined balance sheet as of November 30, 2015 and unaudited pro forma condensed combined statements of operations and comprehensive loss for the nine months ended November 30, 2015 for IDdriven, Inc. and for the nine months ended September 30, 2015 for Insight Innovators, B.V.

+	Management contract or compensatory plan or arrangement.
*	Filed herewith.

SIGNATURES

In accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

IDdriven, Inc.

Date: February 24, 2016	By:	/s/ Arend D. Verweij
Arend D. Verweij
Chief Executive Officer